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                      MFS(R) UNION STANDARD(R) EQUITY FUND

           Supplement dated February 1, 2000 as revised July 21, 2000 to the Current Prospectus

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated February 1, 2000. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible institutional investor, as described under the caption "Description of Share Classes" below.


1.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

                                                                                                         Class I
        Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
          of offering price)....................................................................          None
        Maximum Deferred Sales Charge (Load) (as a percentage of original purchase
          price or redemption proceeds, whichever is less)......................................          None


     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

        Management Fees                                                                                   0.65%
        Distribution and Service (12b-1) Fees...................................................          None
        Other Expenses(1)                                                                                 0.30%
                                                                                                          -----
        Total Annual Fund Operating Expenses(1).................................................          0.95%
            Fee Waiver and/or Expense Reimbursement(2)..........................................         (0.09)%
                                                                                                         -------
            Net Expenses                                                                                  0.86%

-----------------------------

(1) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be 0.85%.

(2) MFS has contractually agreed to bear the fund's expenses such that "Other Expenses", after taking into account the expense offset arrangement described above, do not exceed 0.20% annually. These contractual fee arrangements will continue until at least February 1, 2001, unless changed by the board of trustees which oversees the fund.


2.   EXAMPLE OF EXPENSES


The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

These examples assume that:

          o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

          o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

          o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see the table above).

The table is supplemented as follows:

               Share Class         Year 1       Year 3      Year 5      Year 10
                                   ------       ------      ------      -------
               Class I shares       $97          $283        $486        $1,069


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3.   DESCRIPTIONS OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible institutional investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible institutional investors may purchase class I shares:

          o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates;

          o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds:

          o    any retirement plan, endowment or foundation which:

                    has, at the time of purchase of class I shares, aggregate assets of at least $100 million, and invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

              MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time;

         o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds. MFD may accept purchases that do not meet these dollar qualification requirements if it believes, in its sole discretion, that these requirements will be met within a reasonable period of time. Additional investments may be made in any amount; and

         o certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.




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5.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

Financial Statements - Class I shares

                                                                         Year        Year        Year         Year          Year
                                                                        Ended       Ended       Ended        Ended         Ended
                                                                       9/30/99     9/30/98     9/30/97      9/30/96       9/30/95
                                                                       -------     -------     -------      -------       -------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $ 16.96    $ 16.43     $ 13.85      $ 11.85       $  9.64
                                                                        -------    -------     -------      -------       -------
Income from investment operations# -
         Net investment incomess.                                      $   0.16   $   0.16    $   0.17     $   0.18      $   0.17
         Net realized and unrealized gain on investments                   0.88       1.94        4.01         2.25          2.14
                                                                       --------   --------    --------     --------     ---------
           Total from investment operations                            $   1.04   $   2.10    $   4.18     $   2.43      $   2.31
                                                                       --------   --------    --------
Less distributions declared to shareholders -
         From net investment income                                    $  (0.15)  $  (0.18)   $  (0.19)    $  (0.15)     $  (0.10)
         From net realized gain on investments                            (1.38)     (1.39)      (1.41)       (0.28)          --
                                                                       ---------  ---------   ---------   ----------     -----
           Total distributions declared to shareholders                $  (1.53)  $  (1.57)   $  (1.60)    $  (0.43)     $  (0.10)
                                                                       ---------  ---------   ---------    ---------
Net asset value - end of period                                         $ 16.47    $ 16.96     $ 16.43      $ 13.85       $ 11.85
                                                                        -------    -------     -------                    -------
Total return                                                               5.97%     13.74%      32.51%       20.96%        24.21%
Ratios (to average net assets)/Supplemental datass.:
         Expenses##                                                        0.86%      0.86%       0.98%        1.01%         1.03%
         Net investment income                                             0.90%      0.95%       1.12%        1.36%         1.58%
Portfolio turnover                                                          58%        43%         49%          81%          125%
Net assets at end of period (000 omitted)                              $85,880     $76,408     $68,527      $49,318       $35,842

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ss.    Effective February 1, 1997, subject to reimbursement, the Fund pays MFS a fee not greater than 0.20% of average daily net assets pursuant to a temporary expense arrangement in which MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management fees. Prior to February 1, 1997, the investment adviser agreed to maintain the expenses of the Fund at not more than 1.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

Net investment income                                                   $  0.14    $  0.14     $  0.15       $ 0.18        $ 0.16
Ratios (to average net assets):
         Expenses##                                                        0.95%      0.97%       1.11%        1.03%         1.12%
         Net investment income                                             0.81%      0.83%       0.98%        1.33%         1.49%

#    Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from certain expense offset arrangements.


   The date of this Supplement is February 1, 2000 as revised July 21, 2000.